UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): October 5, 2004

Emerson Electric Co.

(Exact Name of Registrant as Specified in Charter)

Missouri	1-278	43-0259330

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Indentification Number)

8000 West Florissant Avenue St. Louis, Missouri	63136

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:

(314) 553-2000

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        W. J. Galvin resigned from the Board of Directors class of 2005 of Emerson effective October 5, 2004. On the same date, immediately following the resignation, Mr. Galvin was elected by the Board as a Director in the class of 2007.

         The reason is that under Missouri law, a Missouri corporation must keep the number of Directors in each class of Directors as nearly equal as possible. C. F. Knight's resignation from the Board on September 17, 2004 left the classes unbalanced. Mr. Galvin's resignation from the 2005 class and election to the 2007 class makes each of the three classes equal with five (5) directors each.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO.

Date: October 6, 2004	By:	/s/ H.M. Smith
H. M. Smith Assistant General Counsel and Assistant Secretary

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